UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  December 10, 2003


               AEI INCOME & GROWTH FUND 24 LLC
   (Exact Name of Registrant as Specified in its Charter)

                      State of Delaware
      (State or other Jurisdiction of Incorporation or
                        Organization)




          000-49653                     41-1990952
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


  30 East 7th Street, Suite 1300, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                       (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last
                           report)

Item 2.   Acquisition or Disposition of Assets.

       On December 10, 2003, the Limited Liability Company (the Company) purchased Tia's Tex-Mex restaurants in Tampa, Florida and Salisbury, Maryland from Specialty Restaurants Group, LLC. The total cash purchase price of the land and buildings was approximately $4,550,000. Specialty Restaurants Group, LLC is not affiliated with the Company.

       The cash, used in purchasing the property, was from the proceeds of sale of LLC Units.

Item 7. Financial Statements and Exhibits.

        (a)  Financial  statements of businesses acquired  -
             Not Applicable.

        (b) On December 10, 2003, the Company purchased the properties for $4,550,000. The properties were acquired with cash which was provided from proceeds of sale of LLC Units. A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Company had acquired the properties on January 1, 2002, the Company's Investments in Real Estate would have increased by $4,550,000 and its Current Assets
             (cash) would have decreased by $4,550,000.

             The Rental Income for the Company would have increased from $429,748 to $893,848 for the year ended December 31, 2002 and from $857,925 to $1,206,000 for the nine months ended September 30, 2003 if the Company had owned the property during the periods.

             Depreciation  Expense would have  increased  by
             $105,792   and  $79,344  for  the  year   ended
             December  31,  2002 and the nine  months  ended
             September 30, 2003, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $271,829 to $629,597 and from $534,463 to
             $803,194, which would have resulted in Net Income of $67.94 and $38.14 per LLC Unit outstanding for the year ended December 31, 2002 and the nine months ended September 30, 2003, respectively.

        (c)  Exhibits

              Exhibit 10.1 - Assignment of Purchase Agreement
                             dated November 12, 2003  between
                             the Company and     AEI     Fund
                             Management,  Inc.  relating   to
                             the  Property at 1053 North Dale
                             Mabry,       Tampa,      Florida
                             (incorporated  by  reference  to
                             Exhibit  10.5  of  Form   10-QSB
                             filed November 11, 2003).

              Exhibit 10.2 - Assignment of Purchase Agreement
                             dated November  12, 2003 between
                             the Company   and   AEI     Fund
                             Management,  Inc.  relating   to
                             the   Property  at  2318   North
                             Salisbury  Boulevard, Salisbury,
                             Maryland    (incorporated     by
                             reference  to  Exhibit  10.6  of
                             Form  10-QSB filed November  11,
                             2003).

              Exhibit 10.3 - Net   Lease   Agreement    dated
                             December 10,  2003  between  the
                             Company  and Tia's  Florida, LLC
                             relating to the Property at 1053
                             North Dale Mabry, Tampa, Florida.

              Exhibit 10.4 - Net   Lease     Agreement  dated
                             December   10, 2003  between the
                             Company  and Tia's Maryland, LLC
                             relating  to  the   Property  at
                             2318   North Salisbury Boulevard,
                             Salisbury, Maryland.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI INCOME & GROWTH FUND 24 LLC

                              By:  AEI Fund Management XXI,Inc.
                              Its:  Managing Member


Date: December 18, 2003       /s/ Patrick  W Keene
                              By: Patrick W. Keene
                              Its: Chief Financial Officer